Exhibit 10.1

Execution Version

TENTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND

SECOND AMENDMENT

TO SECOND AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

DATED AS OF

October 23, 2017

AMONG

EV PROPERTIES, L.P.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

WELLS FARGO, NATIONAL ASSOCIATION,
as Syndication Agent,

MUFG UNION BANK, N.A.

BBVA COMPASS
and
CITIBANK, N.A.,
as Co-Documentation Agents,

JPMORGAN CHASE BANK, N.A.,

as Sole Lead Arranger and Sole Book Runner

TENTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

This TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”) dated as of October 23, 2017, is among EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of December 20, 2011, by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of March 29, 2012, by that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of September 27, 2012, by that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of February 26, 2013, by that certain Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of August 7, 2013, by that certain Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of September 19, 2014, by that certain Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of February 26, 2015, by that certain Eighth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Guaranty and Collateral Agreement, dated as of October 8, 2015, and by that certain Ninth Amendment to Second Amended Credit Agreement, dated as of April 1, 2016, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower, the Guarantors party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Guaranty and Collateral Agreement dated as of April 26, 2011 (as amended by the Eighth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Second Amended and Restated Guaranty and Collateral Agreement, dated as of October 8, 2015, the “Guaranty and Collateral Agreement”).

C.The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement and the Guaranty and Collateral Agreement, each as more fully set forth herein.

D.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement or the Guaranty and Collateral Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement or the Guaranty and Collateral Agreement, as applicable and as amended by the Amendment.  Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.
2.1 Amendments to Section 1.02. The following definitions are hereby amended in their respective entireties, or added where alphabetically appropriate to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and as the same may be amended, modified or supplemented from time to time.

“DACA Compliance Date” has the meaning assigned such term in Section 9.20.

“Excluded Accounts” means, individually or collectively as the context requires, payroll, withholding tax, escrow, trust fund and other fiduciary deposit accounts.

“Tenth Amendment” means that certain Tenth Amendment to Second Amended and Restated Credit Agreement and Second Amendment to Second Amended and Restated Guaranty Agreement, dated as of the Tenth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Tenth Amendment Effective Date” means October 23, 2017.

2.2Amendment to Section 8.19.  Section 8.19 is hereby amended by deleting such Section in its entirety and replacing it with the following:

Section 8.19Further Additional Collateral Pursuant to Tenth Amendment.  In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 95% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production.  In the event that the Mortgaged Properties do not represent at least 95% of such total value, then the Borrower shall, and shall cause its Subsidiaries to, grant to the Administrative Agent or its designee as security for the Indebtedness a first-priority Lien interest (provided the Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 95% of such total value.  All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent or its designee and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.  In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

2.3Amendment to Section 9.20.  Section 9.20 is hereby amended by deleting such Section in its entirety and replacing it with the following:

Section 9.20Control Agreements.  For each deposit or securities account that the Borrower or any Guarantor maintains as of the Tenth Amendment Effective Date (other than any Excluded Account), the Borrower will, by the date (the “DACA Compliance Date”) no later than thirty (30) days after the Tenth Amendment Effective Date, either (a) cause such account to be subject to a deposit account control agreement or securities account control agreement, as applicable, with a Lender in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent as the secured party thereunder for the benefit of the Guaranteed Creditors, or (b) close such account and transfer any funds therein to an account that otherwise meets the requirements of this Section 9.20.   From and after the DACA Compliance Date, neither the Borrower nor any Guarantor shall open, any deposit or securities account (other than any Excluded Account) unless such deposit or securities account is with a Lender and is subject to a deposit account control agreement or securities account control agreement, as applicable, in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent as the secured party thereunder for the benefit of the Guaranteed Creditors.

Section 3. Amendments to Guaranty and Collateral Agreement. The Guaranty and Collateral Agreement is hereby amended and restated to be in the form of the Third Amended and Restated Guaranty and Collateral Agreement attached as Annex I hereto.

Section 4. Borrowing Base.  For the period from and including the Amendment Effective Date until the next Redetermination Date, the Borrowing Base is $325,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12 or Section 9.18.  For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 4 constitutes the Scheduled Redetermination and New Borrowing Base Notice, each for October 1, 2017 pursuant to Section 2.07.

Section 5. Conditions Precedent.  This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

5.1 The Administrative Agent shall have received from the Required Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

5.2 The Administrative Agent shall have received Security Instruments executed by the applicable Obligors evidencing compliance with Section 8.19 as amended hereunder.

5.3 Both before and immediately after giving effect to this Amendment, (a) no Default shall have occurred and be continuing and (b) no default or event of default shall exist under any capital stock, membership or partnership interests, financing arrangements or other material contracts or agreements of the Parent and its subsidiaries.

5.4 The Administrative Agent shall have received UCC and other lien searches reflecting the absence of liens and security interests other than those which are permitted under the Credit Agreement.
5.5 There shall be no litigation seeking to enjoin or prevent this Amendment or the financing contemplated hereby.
5.6 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Post-Effectiveness Covenant. Within 15 days of the Amendment Effective Date (or such longer time as the Administrative Agent may agree in its sole discretion), the Credit Parties shall have provided Security Instruments to the Administrative Agent or its counsel such that the Mortgaged Properties represent at least 98% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report.  It is understood and agreed that failure to comply with this covenant shall result in an immediate Event of Default.

Section 7. Miscellaneous.

7.1 Confirmation.  The provisions of the Credit Agreement and the Guaranty and Collateral Agreement, each as amended by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

7.2 Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement and the Guaranty and Collateral Agreement in each Loan Documents shall be deemed to be a reference to the Credit Agreement and the Guaranty and Collateral Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

7.3 Release.  The Borrower and each Obligor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, each Obligor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Effective Date relating to the

Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby. The foregoing release shall survive the termination of this Amendment.

7.4 Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7.5 No Oral Agreement.  This Amendment, the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

7.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.7 Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.8 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

BORROWER:EV PROPERTIES, L.P.

By: EV Properties GP, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

PARENT:EV ENERGY PARTNERS, L.P.

By: EV ENERGY GP, L.P.,
its general partner

By:  EV MANAGEMENT, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

GUARANTORS:EV PROPERTIES GP, LLC

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ENERVEST PRODUCTION
PARTNERS, LTD.

By:EVPP GP, LLC,

its general partner

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

EVPP GP, LLC

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

CGAS PROPERTIES, L.P.

By:EVCG GP, LLC,

its general partner

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

ENERVEST MONROE MARKETING, LTD.

By:EVPP GP, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ENERVEST MONROE GATHERING, LTD.

By:EVPP GP, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

BELDEN & BLAKE CORPORATION

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

ENERVEST MESA, LLC

By: /s/ NICHOLAS BOBROWSKI _______
Nicholas Bobrowski

Vice President and Chief
Financial Officer

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:JPMORGAN CHASE BANK, N.A., as

Administrative Agent and a Lender

By: /s/ ROBERT MENDOZA__________
Name: Robert Mendoza
Title: Authorized Officer

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

LENDERS:WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ DAVID MAYNARD_______________
Name: David Maynard
Title: Senior Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By: /s/ WILLIAM DOUNING______________
Name: William Douning
Title: Senior Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By: /s/ JEFF ARD______________
Name: Jeff Ard
Title: Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

COMERICA BANK, as a Lender

By: /s/ JEFFREY PARILLIA _______
Name: Jeffrey Parilla
Title: Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ING CAPITAL LLC, as a Lender

By: /s/ JULI BIESER___________________
Name: Juli Bieser
Title: Managing Director

By: /s/ CHARLES HALL________________
Name: Charles Hall
Title: Managing Director

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ TERRY DONOVAN______________
Name: Terry Donovan
Title: Managing Director

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ JAMES CECIL ___________________
Name: James Cecil
Title: Senior Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANC OF AMERICA CREDIT PRODUCTS, as a Lender

By: /s/ JENNIFER KOSZTA________________
Name: Jennifer Koszta
Title: Assistant Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

AG ENERGY FUNDING, LLC, as a Lender

By: /s/ Todd Dittman ____________________
Name: Todd Dittman
Title: Authorized Signatory

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ZB, N.A. DBA AMEGY BANK, as a Lender

By: /s/ JOHN MOFFITT_________________
Name: John Moffitt
Title: Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

FROST BANK, as a Lender

By: /s/ MATT SHANDS________________
Name: Matt Shands
Title: Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender

By: /s/ GREG HALL__________________
Name: Greg Hall
Title: Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

By: /s/ RICHARD ANTL _______________
Name: Richard Antl
Title: Authorized Signatory

By: /s/ DONOVAN BROUSSARD_________________________

Name: Donovan Broussard
Title: Authorized Signatory

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

REGIONS BANK, as a Lender

By: /s/ J. PATRICK CARRIGAN___________
Name: J. Patrick Carrigan
Title: Senior Vice President

Tenth Amendment to Second Amended and Restated Credit Agreement

Signature Page

ANNEX I

[See attached.]

Execution Version

THIRD AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

made by

EV PROPERTIES, L.P.

and each of the other Grantors (as defined herein)

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of October 23, 2017

1

2

3

SCHEDULES:

1.Notice Addresses of Guarantors

2.Description of Investment Property

3.Filings and Other Actions Required to Perfect Security Interests

4.Legal Name, Location of Jurisdiction of Organization, Organizational Identification Number and Chief Executive Office

5.Prior Names, Prior Chief Executive Office, Location of Tangible Assets

ANNEX:

1.Form of Assumption Agreement

2.Acknowledgment and Consent

4

This THIRD AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of October 23, 2017, is made by EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”), and each of the other signatories hereto other than the Administrative Agent (the Borrower and each of the other signatories hereto other than the Administrative Agent, together with any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the benefit of the Guaranteed Creditors (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower entered into that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2011, by and among the Borrower, the Administrative Agent, the Issuing Bank and the banks and other financial institutions and entities (the “Lenders”) from time to time party thereto (as amended, supplemented or otherwise modified, the “Credit Agreement”).

WHEREAS, the Grantors executed that certain Second Amended and Restated Guaranty and Collateral Agreement, dated as of  April 26, 2011, in favor of the Administrative Agent for the benefit of the Lenders (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Guarantee and Collateral Agreement”);

WHEREAS, the Grantors and Secured Swap Providers have entered, or may enter, into Secured Swap Agreements;

WHEREAS, in accordance with the terms of the Credit Agreement, the Administrative Agent and the Lenders constituting the Majority Lenders have agreed to amend and restate the Existing Guarantee and Collateral Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Guaranteed Creditors, to amend and restate the Existing Guarantee and Collateral Agreement as follows:

ARTICLE I Definitions
Definitions

.

(a) As used in this Agreement, each term defined above shall have the meaning indicated above.  Unless otherwise defined herein, terms defined in the Credit Agreement and capitalized herein shall have the meanings given to them in the Credit Agreement, and the following terms as well as all uncapitalized terms which are defined in the UCC (whether or not capitalized or uncapitalized in the same manner therein) on the date hereof are used herein as so defined:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities Accounts, Supporting Obligations, and Tangible Chattel Paper.

(b) The following terms shall have the following meanings:

“Account Debtor” means a Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.

“Administrative Agent” has the meaning assigned to such term in the preamble hereto.

“Agreement” means this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Collateral” has the meaning assigned to such term in Section 3.01.

“Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Excluded Assets” means (i) motor vehicles and other assets subject to certificates of title and letter of credit rights (in each case, except to the extent the security interest in such assets can be perfected by the filing of an “all assets” UCC-1 financing statement), (ii) any asset specifically requiring perfection through control, control agreements or other control arrangements (other than (x) possession or control of Pledged Securities (whether certificated or uncertificated) to the extent required herein and (y) Deposit Accounts, Commodity Accounts and Security Accounts other than Excluded Accounts), (iii) margin stock, (iv) Equity Interests in any Person to the extent prohibited by the terms of any applicable organizational documents, joint venture agreement, shareholders’ agreement or similar agreement; provided that in no event shall the Equity Interests of any Grantor constitute an Excluded Asset, and (v) those assets as to which the Administrative Agent and the Borrower reasonably determine that the cost of perfecting a security interest therein is excessive in relation to the benefit to the Guaranteed Creditors of the security to be afforded thereby.

“Foreign Subsidiary” means, any Subsidiary of the Borrower which (i) is not organized under the laws of the United States of America or any state thereof or the District of Columbia or (ii) substantially all of the assets of such Subsidiary consist of Equity Interests in one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code.

“Foreign Subsidiary Voting Stock” means the voting Equity Interests of any Foreign Subsidiary.

“Grantor Claims” has the meaning assigned to such term in Section 9.01.

“Grantors” has the meaning assigned to such term in the preamble hereto.

“Guarantor Claims” has the meaning assigned to such term in Section 9.01.

“Guarantor Obligations” means, with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including Article II), whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement); provided that “Guarantor Obligations” of any Guarantor shall not include any Excluded Swap Obligations of such Guarantor.

“Guarantors” means the collective reference to each Grantor; provided that each Grantor shall be considered a Guarantor only with respect to the Primary Obligations of any other Person.

“Guaranteed Creditors” means, collectively, the Administrative Agent, each Issuing Bank, the Lenders, each Secured Swap Provider and any other Person owed Secured Obligations.  “Guaranteed Creditor” means any of the foregoing individually.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the copyrights, the copyright licenses, the patents, the patent licenses, the trademarks and the trademark licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Notes” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively: (a) all “investment property” as such term is defined in Section 9.102(a)(49) of the UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Securities”), (b) all “financial assets” as such term is defined Section 8.102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Securities.

“Issuers” means, collectively, each issuer of a Pledged Security.

“Lenders” has the meaning assigned to such term in the recitals hereto.

“Payment in Full” means the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been indefeasibly paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed.

“Pledged Notes” means all promissory notes listed on Schedule 2, together with all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Pledged Securities” means: (a) the Equity Interests described or referred to in Schedule 2, together with any other Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect and (b) (i) the certificates or instruments, if any, representing such Equity Interests, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (v) all books and records relating to any of the property referred to in this definition.

“Post-Default Rate” means the per annum rate of interest provided for in Section 3.02(c) of the Credit Agreement, but in no event to exceed the Highest Lawful Rate.

“Primary Obligations” means, with respect to the Borrower, any Grantor, or any Subsidiary of the Borrower that is not a Grantor, the collective reference to any and all amounts owing or to be owing by such Person (a) to the Administrative Agent, any Issuing Bank, any Lender or any other Person under any Loan Document or (b) to any Secured Swap Provider under a Secured Swap Agreement and all renewals, extensions and/or rearrangements of any of the foregoing, in each case, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising (including interest accruing after the maturity of the Loans and LC Disbursements and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

“Qualified Keepwell Provider” means, in respect of any Swap Obligation, each Grantor that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Agreement” means the Credit Agreement, this Agreement, any other Security Instrument, any Secured Swap Agreement, any other Loan Document and any other instrument or agreement giving rise to Secured Obligations.

“Secured Obligations” means the collective reference to the Primary Obligations and Guarantor Obligations; provided that “Secured Obligations” of any Person shall not include any Excluded Swap Obligations of such Person.

“Secured Swap Agreement” means any Swap Agreement between the Parent, the Borrower or any of its Subsidiaries and any Secured Swap Provider.

“Secured Swap Provider” means, with respect to any Swap Agreement, (a) a Lender or an Affiliate of a Lender who is the counterparty to any such Swap Agreement with the Parent, the Borrower or its Subsidiaries and (b) any Person who was a Lender or an Affiliate of a Lender at the time when such Person entered into any such Swap Agreement who is a counterparty to any such Swap Agreement with the Parent, the Borrower or its Subsidiaries; provided that any such Secured Swap Provider that ceases to be a Lender or an Affiliate of a Lender shall continue to be a “Secured Swap Provider” for purposes of this Agreement to the extent that such Secured Swap Provider entered into a Secured Swap Agreement with the Parent, the Borrower or any of its Subsidiaries prior to the date hereof or at the time such Secured Swap Provider was a Lender (or Affiliate of a Lender) hereunder and such Secured Swap Agreement remains in effect and there are remaining obligations under such Secured Swap Agreement (but excluding any transactions, confirms, or trades entered into after such Person ceases to be a Lender or an Affiliate of a Lender).

“Swap Obligation” means, with respect to any person, any obligation to pay or perform under any Swap.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent’s and the Guaranteed Creditors’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

Other Definitional Provisions; References

.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”,

“includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” and the word “through” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement.  The permitted existence of any Liens permitted by Section 9.03 of the Credit Agreement or any other Liens shall not be interpreted to expressly or impliedly subordinate any Liens granted in favor of the Administrative Agent and the other Guaranteed Creditors as there is no intention to subordinate the Liens granted in favor of the Administrative Agent and the other Guaranteed Creditors.  No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

ARTICLE II Guarantee
Guarantee

.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors and each of their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Grantors and any other Person with Primary Obligations when due (whether at the stated maturity, by acceleration or otherwise) of the Primary Obligations (other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor).  This is a guarantee of payment and performance when due and not of collection, and the liability of each Guarantor is primary and not secondary.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor (other than the Borrower) hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Primary Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Administrative Agent or any Guaranteed Creditor hereunder.

(d) Each Guarantor agrees that if the maturity of any of the Primary Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor.  The guarantee contained in this Article II shall remain in full force and effect until Payment in Full, notwithstanding that from time to time during the term of the Credit Agreement no Primary Obligations may be outstanding.

(e) No payment made by the Borrower, any other Person with Primary Obligations, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Guaranteed Creditor from the Borrower, any other Person with Primary Obligations, any of the Guarantors any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any Primary Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of any Primary Obligations or any payment received or collected from such Guarantor in respect of any Primary Obligations), remain liable for the Primary Obligations up to the maximum liability of such Guarantor hereunder until Payment in Full.

Right of Contribution

.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 4.02.  The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

Payments

.  Each Guarantor hereby agrees and guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in dollars that constitute immediately available funds at the principal office of the Administrative Agent specified pursuant to the Credit Agreement.

Guarantee Absolute and Unconditional

.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Primary Obligations and notice of or proof of reliance by the Administrative Agent or any Guaranteed Creditor upon the guarantee contained in this Article II or acceptance of the guarantee contained in this Article II; the Primary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article II; and all dealings between the Grantors, on the one hand, and the Administrative Agent and the Guaranteed Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower, any other Person with Primary Obligations or any of the Guarantors with respect to the Primary Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Article II shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Primary Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Guaranteed Creditor, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, any other Grantor or any other Person against the Administrative Agent or any Guaranteed Creditor, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, any other Person with Primary Obligations or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Grantors or the other Subsidiaries for the Primary Obligations, or of such Guarantor under the guarantee contained in this Article II, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Guaranteed Creditor may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Person with Primary Obligations, any other Guarantor or any other Person or against any collateral security or guarantee for the Primary Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Guaranteed Creditor to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Person with Primary Obligations, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Grantor with Primary Obligations, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Guaranteed Creditor against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Reinstatement

.  The obligations of each Grantor under this Agreement (including, with respect to the guarantee contained in Article II and the provision of collateral herein) shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Primary Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Guaranteed Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Keepwell

.  Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Grantor to honor all of its obligations under this Agreement in respect of any Swap Agreements (provided,  however, that each Qualified Keepwell Provider shall only be liable under this Section 2.06 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.06, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified Keepwell Provider under this Section 2.06 shall remain in full force and effect until Payment in Full.  Each Qualified Keepwell Provider intends that this Section 2.06 constitute, and this Section 2.06 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Grantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III Grant of Security Interest
Grant of Security Interest

.

(a)Each Grantor hereby pledges, assigns and transfers to the Administrative Agent and grants to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(1)all Accounts;

(2)all Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper);

(3)all Commercial Tort Claims;

(4)all Deposit Accounts (other than Excluded Accounts), all Commodity Accounts and all Securities Accounts;

(5)all Documents (other than title documents with respect to motor vehicles and other assets subject to certificates of title);

(6)all General Intangibles (including rights in and under any Swap Agreements);

(7)all Goods (including all Inventory and all Equipment);

(8)all Instruments;

(9)all Investment Property;

(10)all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

(11)all Pledged Securities and all Pledged Notes;

(12)all Supporting Obligations;

(13)all Intellectual Property;

(14)all books and records pertaining to the Collateral;

(15)to the extent not otherwise included, any other property insofar as it consists of personal property of any kind or character defined in and subject to the UCC; and

(16)to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, income, royalties and other payments now or hereafter due and payable with respect to, and guarantees and supporting obligations relating to, any and all of the Collateral and, to the extent not otherwise included, all payments of insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, all other claims, including all cash, guarantees and other Supporting Obligations given with respect to any of the foregoing.

(b)Notwithstanding anything herein to the contrary, in no event shall the security interest granted in Section 3.01(a) attach to:

(i)any Excluded Asset;

(ii)any Excluded Account;

(iii)any lease, license, contract, property rights or agreement to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest would constitute or result in the abandonment, termination pursuant to the terms of, or a breach or default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9.406, 9.407, 9.408 or 9.409 of the UCC (or

any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any debtor relief law) or principles of equity); provided,  however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above.  So long as any property of a Grantor is excluded from the security interest granted in Section 3.01(a) pursuant to the immediately preceding sentence, such property shall be excluded from the term “Collateral” for all purposes hereunder; or

(iv)any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) (as used herein, “Flood Insurance Regulations” shall mean (A) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (B) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (C) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (D) the Flood Insurance Reform Act of 2004, and (E) the Biggert-Waters Flood Reform Act of 2012, and any regulations promulgated thereunder).

Transfer of Pledged Securities

.  All certificates and instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Administrative Agent or in blank by an effective indorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent.  Each Grantor shall take all such further action as necessary or as may be reasonably requested by the Administrative Agent, to permit the Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8.303 of the UCC (if the Administrative Agent otherwise qualifies as a protected purchaser).

Grantors Remain Liable under Accounts, Chattel Paper and Payment Intangibles

.  Notwithstanding anything herein to the contrary, each Grantor shall remain liable under each of the Accounts, Chattel Paper and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible.  Neither the Administrative Agent nor any other Guaranteed Creditor shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any such other Guaranteed Creditor of any payment relating to such Account, Chattel Paper or Payment Intangible, pursuant hereto, nor shall the Administrative Agent or any other Guaranteed Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Pledged Securities

.  The granting of the foregoing security interest does not make the Administrative Agent or any Guaranteed Creditor a successor to Grantor as a partner or member in any Issuer that is a partnership, limited partnership or limited liability company, as applicable, and neither the Administrative Agent, any Guaranteed Creditor, nor any of their respective successors or assigns hereunder shall be deemed to have become a partner or member in any Issuer, as applicable, by accepting this Agreement or exercising any right granted herein unless and until such time, if any, when any such Person expressly becomes a partner or member in any Issuer, as applicable, and complies with any applicable transfer provisions set forth in the charter or organizational documents relating to an applicable Pledged Security after a foreclosure thereon.

ARTICLE IV Acknowledgments, Waivers and Consents
Acknowledgments, Waivers and Consents

.

(a) The Borrower is a member of an affiliated group of companies that includes each Guarantor. Each Guarantor acknowledges and agrees that the Borrower and the Guarantors are engaged in related business, and each Guarantor derives substantial direct and indirect benefit from the extensions of credit made under the Credit Agreement and from the Borrower and the other applicable Subsidiaries of the Borrower (including the Guarantors) entering into the other Secured Agreements.

(b) Each Grantor acknowledges and agrees that the obligations undertaken by it under this Agreement involve the guarantee of, and the provision of collateral security for, the Secured Obligations, which obligations consist, in part, of the obligations of Persons other than such Grantor and that such Grantor’s guarantee and provision of collateral security for the Secured Obligations are absolute, irrevocable and unconditional under any and all circumstances.  In full recognition and furtherance of the foregoing, each Grantor understands and agrees, to the fullest extent permitted under applicable law and except as may otherwise be expressly and specifically provided in the Loan Documents, that each Grantor shall remain obligated hereunder (including, with respect to the guarantee made by such Grantor hereby and the collateral security provided by such Grantor herein) and the enforceability and effectiveness of this Agreement and the liability of such Grantor, and the rights, remedies, powers and privileges of the Administrative Agent and the other Guaranteed Creditors under this Agreement and the other Loan Documents shall not be affected, limited, reduced, discharged or terminated in any way:

(i) notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (A) any demand for payment of any of the Secured Obligations made by the Administrative Agent or any other Guaranteed Creditor may be rescinded by the Administrative Agent or such other Guaranteed Creditor and any of the Secured Obligations continued; (B) the Secured Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Administrative Agent or any other Guaranteed Creditor; (C) the Secured Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, the Majority Lenders, all Lenders or other requisite Guaranteed Creditors, as the case may be) may deem advisable from time to time; (D) any Grantor or any other Person may from time to time accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to, any Secured Agreement, all or any part of the Secured Obligations or any Collateral now or in the future serving as security for the Secured Obligations; (E) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Guaranteed Creditor for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released; and (F) any other event shall occur which constitutes a defense or release of sureties generally; and

(ii) without regard to, and each Grantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising by reason of, (A) the illegality, invalidity or unenforceability of the Credit Agreement, any other Secured Agreement, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Guaranteed Creditor; (B) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Administrative Agent or any other Guaranteed Creditor; (C) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of any Grantor or any other Person at any time liable for the payment of all or part of the Secured Obligations or the failure of the Administrative Agent or any other Guaranteed Creditor to file or enforce a claim in bankruptcy or other proceeding with respect to any Person; or any sale, lease or transfer of any or all of the assets of any Grantor, or any changes in the shareholders of any Grantor; (D) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Secured Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Grantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Secured Obligations; (E) any failure of the Administrative Agent or any other Guaranteed Creditor to marshal assets in favor of any Grantor or any other Person, to exhaust any collateral for all or any part of the Secured Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any Grantor or any other Person or to take any action whatsoever to mitigate or reduce any Grantor’s liability under this Agreement or any other Secured Agreement; (F) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (G) the possibility that the Secured Obligations may at any time and from time to time exceed the aggregate liability of such Grantor under this Agreement; or (H) any other circumstance or act whatsoever, including any act or omission of the type described in Section 4.01(b)(i) (with or without notice to or knowledge of any Grantor), which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Borrower for the Secured Obligations, or of such Grantor under the guarantee contained in Article II or with respect to the collateral security provided by such Grantor herein, or which might be available to a surety or guarantor, in bankruptcy or in any other instance.

(c) Each Grantor hereby waives to the extent permitted by law:  (i) except as expressly provided otherwise in any Loan Document, all notices to such Grantor, or to any other Person, including but not limited to, notices of the acceptance of this Agreement, the guarantee contained in Article II or the provision of collateral security provided herein, or the creation, renewal, extension, modification, accrual of any Secured Obligations, or notice of or proof of reliance by the Administrative Agent or any other Guaranteed Creditor upon the guarantee contained in Article II or upon the collateral security provided herein, or of default in the payment or performance of any of the Secured Obligations owed to the Administrative Agent or any other Guaranteed Creditor and enforcement of any right or remedy with respect thereto; or notice of any other matters relating thereto; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in Article II and the collateral security provided herein and no notice of creation of the Secured Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Grantor; and all dealings between the Borrower and any of the Grantors, on the one hand, and the Administrative Agent and the other Guaranteed Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in Article II and on the collateral security provided in this Agreement; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitations affecting any Grantor’s liability hereunder or the enforcement thereof; (iv) all rights of revocation with respect to the Secured Obligations, the guarantee contained in Article II and the provision of collateral security herein; and (v) all principles or provisions of law which conflict with the terms of this Agreement and which can, as a matter of law, be waived.

(d) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Administrative Agent or any other Guaranteed Creditor may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Grantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Guaranteed Creditor to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Guaranteed Creditor against any Grantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.  Neither the Administrative Agent nor any other Guaranteed Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in Article II or any property subject thereto.

No Subrogation, Contribution or Reimbursement

.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Guaranteed Creditor, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Guaranteed Creditor against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Creditor for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, and each Guarantor hereby expressly waives, releases, and agrees not to exercise all such rights of subrogation, reimbursement, indemnity and contribution, in each case, until Payment in Full.  Each Guarantor further agrees that to the extent that such waiver and release set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, indemnity and contribution such Guarantor may have against the Borrower, any other Guarantor or against any collateral or security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Creditor shall be junior and subordinate to any rights the Administrative Agent and the other Guaranteed Creditors may have against the Borrower and such Guarantor and to all right, title and interest the Administrative Agent and the other Guaranteed Creditors may have in any collateral or security or guarantee or right of offset.  The Administrative Agent, for the benefit of the Guaranteed Creditors, may, to the extent it has the right to do so in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents, use, sell or dispose of any item of Collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any disposition or sale, any rights of subrogation any Guarantor may have shall terminate.

ARTICLE V Representations and Warranties

Each Grantor hereby represents and warrants to the Administrative Agent and each other Guaranteed Creditor that:

Representations in Credit Agreement

.  The representations and warranties set forth in Article VII of the Credit Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct); provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 5.01, be deemed to be a reference to such Grantor’s knowledge.

Title; No Other Liens

.  Except for the security interest granted to the Administrative Agent for the ratable benefit of the Guaranteed Creditors pursuant to this Agreement and Liens permitted by Section 9.03 of the Credit Agreement, such Grantor is the legal and beneficial owner of its respective items of the Collateral free and clear of any and all Liens.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Guaranteed Creditors, pursuant to this Agreement, the Security Instruments or as are filed to secure Liens permitted by Section 9.03 of the Credit Agreement.

Perfected First Priority Liens

.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and, if required, duly executed form) will constitute valid perfected security interests in all of the Collateral in which a security interest may be perfected by the actions specified on Schedule 3, in favor of the Administrative Agent for the ratable benefit of the Guaranteed Creditors, as collateral security for such Grantor’s obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral except for Liens permitted by clauses (b), to the extent constituting a prior Lien, or (c) of Section 9.03 of the Credit Agreement.

Legal Name, Organizational Status, Chief Executive Office

.  On the date hereof, the correct legal name of such Grantor as it appears in its respective certificate of incorporation or any other organizational document, such Grantor’s jurisdiction of organization, organizational number and the location of such Grantor’s chief executive office or sole place of business are, in each case, specified on Schedule 4.  Except as set forth in Schedule 4, no Grantor has changed its jurisdiction of organization at any time during the past four months.

Prior Names and Addresses

.  Schedule 5 correctly sets forth, as of the date hereof, (a) a list of all other names used by each Grantor, or any other business or organization to which each Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, and on any filings with the Internal Revenue Service at any time within the five (5) years preceding the date hereof and (b) the chief executive office of such Grantor over the last five (5) years (if different from that which is set forth in Section 5.04 above).

Investment Property

.

(a) The shares (or such other interests) of Pledged Securities pledged by such Grantor hereunder constitute all the issued and outstanding shares (or such other interests) of all classes of the capital stock or other Equity Interests of each Issuer owned by such Grantor (or, in the case of Foreign Subsidiary Voting Stock, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer).  All the shares (or such other interests) of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable.

(b) To the knowledge of the applicable Grantor, each Intercompany Note and Pledged Note constitutes the legal, valid and binding obligation of the obligor with respect thereto, in each case, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

(c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens except Liens permitted by Section 9.03 of the Credit Agreement or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.  Except as set forth on Schedule 2, no Investment Property is certificated or is a security under Section 8.103 of the UCC as of the date hereof.

Goods

.  No portion of the Collateral constituting Goods (other than Oil and Gas Properties) with an aggregate value in excess of $2,000,000 is in the possession of a bailee that has issued a negotiable or non-negotiable document covering such Collateral.

Instruments and Chattel Paper

.  As of the date hereof, such Grantor has delivered to the Administrative Agent all Collateral constituting Instruments and Chattel Paper existing on such date.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement; provided that no such Instrument or Chattel Paper shall be required to be delivered to the Administrative Agent so long as the aggregate amount payable evidenced by all such undelivered Instruments or Chattel Papers does not exceed $2,000,000.

Truth of Information; Accounts

.  All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Grantor to the Administrative Agent or any other Guaranteed Creditor, and all other written information heretofore or hereafter furnished by such Grantor to the Administrative Agent or any other Guaranteed Creditor is and will be true and correct in all material respects as of the date furnished.  The place where each Grantor keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is at the location specified on Schedule 5.

Governmental Obligors

.  Except as disclosed in writing to the Administrative Agent by any Grantor from time to time and to the extent the aggregate amount owed at any time does exceed $2,000,000 with respect to all such disclosed Account Debtors,  none of the material Account Debtors on such Grantor’s Accounts, Chattel Paper or Payment Intangibles is a Governmental Authority.

Commercial Tort Claims

.  As of the date hereof, no Grantor has rights in any Commercial Tort Claim with potential value in excess of $2,000,000.

ARTICLE VI Covenants

Each Grantor covenants and agrees with the Administrative Agent and the other Guaranteed Creditors that, from and after the date of this Agreement until Payment in Full:

Covenants in Credit Agreement

.  Such Grantor shall perform and observe all covenants applicable to it in the Credit Agreement or the other Loan Documents.

Maintenance of Perfected Security Interest; Further Documentation

.

(a)  Such Grantor shall maintain the security interest created by this Agreement as a first priority Lien upon the Collateral (subject to Liens permitted by, to the extent constituting a prior Lien, Section 9.03(b) and 9.03(c) of the Credit Agreement).  Such Grantor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on a parity with the Lien created by this Agreement upon the Collateral or any part thereof other than Liens permitted by Section 9.03 of the Credit Agreement.  Such Grantor will warrant and defend the title to the Collateral against the claims and demands of all other Persons whomsoever (other than Liens permitted by Section 9.03 of the Credit Agreement) and will maintain and preserve the Lien created hereby (and the priority specified herein) until Payment in Full.  If (i) an adverse claim be made against any part of the Collateral other than Liens permitted by Section 9.03 of the Credit Agreement or (ii) any Person, including the holder of a Lien permitted by Section 9.03 of the Credit Agreement (other than permitted Liens that have priority by operation of law over the Liens created hereby or Liens permitted by Section 9.03(b), to the extent constituting a prior Lien, or 9.03(c) of the Credit Agreement), shall challenge the priority or validity of the Liens created by this Agreement, then such Grantor agrees to promptly defend against such adverse claim, take appropriate action to remove such cloud or subordinate such Liens permitted by Section 9.03 of the Credit Agreement (other than permitted Liens that have priority by operation of law over the Liens created hereby or Liens permitted by Section 9.03(b), to the extent constituting a prior Lien, or 9.03(c) of the Credit Agreement), in each case, at such Grantor’s sole cost and expense.  Such Grantor further agrees that the Administrative Agent may take such other action as they deem advisable to protect and preserve their interests in the Collateral, and in such event such Grantor will indemnify the Administrative Agent against any and all reasonable and documented out of pocket costs, attorneys’ fees and other expenses which it may incur in defending against any such adverse claim.

(b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the reasonable written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly give, execute, deliver, indorse, file or record any and all financing statements, continuation statements, amendments, notices (including notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts that may be necessary or as the Administrative Agent may reasonably request to create, perfect, establish at least the priority described in Section 5.03 of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Administrative Agent or any other Guaranteed Creditor to enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens or to otherwise obtain or preserve the full benefits of this Agreement and the rights, powers and privileges herein granted. It is understood that, with respect to motor vehicles and other similar assets subject to certificates of title, the Administrative Agent shall not request its security interest therein to be perfected by means other than filing a financing statement.

(d) Without limiting the obligations of the Grantors under Section 6.02(c), but subject to Section 9.20 of the Credit Agreement, at any time and from time to time upon the written request of the Administrative Agent such Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Administrative Agent or any Lender) reasonably requested by the Administrative Agent to cause the Administrative Agent to (i) have “control” (within the meaning of Sections §8.106, 9.104, 9.105, 9.106, and 9.107 of the UCC) over any Collateral constituting Deposit

Accounts, Commodity Accounts, Securities Accounts, Electronic Chattel Paper, Investment Property (including certificated Pledged Securities), or Letter-of-Credit Rights, including executing and delivering any agreements, in form and substance reasonably satisfactory to the Administrative Agent, with securities intermediaries, issuers or other Persons in order to establish “control”, and each Grantor shall promptly notify the Administrative Agent of such Grantor’s acquisition of any such Collateral, and (ii) be a “protected purchaser” (as defined in Section 8.303 of the UCC).

(e) This Section 6.02 and the obligations imposed on each Grantor hereof shall be interpreted as broadly as possible in favor of the Administrative Agent and the other Guaranteed Creditors in order to effectuate the purpose and intent of this Agreement.

Maintenance of Records

.  Such Grantor will keep and maintain at its own cost and expense complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Accounts.  Such Grantor shall provide access to any such books and records to the Administrative Agent or to its representatives during normal business hours at the written request of the Administrative Agent (made upon prior notice) and shall provide such clerical and other assistance as may be reasonably requested with regard thereto.

Further Identification of Collateral

.  Such Grantor will furnish to the Administrative Agent from time to time, at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail, including without limitation requests pursuant to Section 8.11(a) of the Credit Agreement.

Investment Property

.

(f) If such Grantor shall become entitled to receive or shall receive any stock certificate or other instrument (including any certificate or instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or instrument issued in connection with any reorganization), option or rights in respect of the capital stock or other Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares (or such other interests) of the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other equivalent instrument of transfer acceptable to the Administrative Agent covering such certificate or instrument duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held, at the Administrative Agent’s option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 7.04, and (ii) in case any distribution of capital shall be made on or in respect of any Investment Property or any property shall be distributed upon or with respect to any Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent for the ratable benefit of the Guaranteed Creditors, be delivered to the Administrative Agent to be held, at the Administrative Agent’s option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 7.04.  Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of any Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Guaranteed Creditors, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

(g) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other Equity Interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any stock or other Equity Interests of any nature of any Issuer, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien except for Liens permitted by Section 9.03 of the Credit Agreement or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(h) In the case of each Grantor which is also an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.05(a) with respect to the Investment Property issued by it and (iii) the terms of Section 7.01(c) and Section 7.05 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.01(c) or Section 7.05 with respect to the Investment Property issued by it. Each Grantor will use commercially reasonable efforts to have each non-Grantor Issuer execute and deliver an Acknowledgment and Consent substantially in the form of Annex II. In addition, each Grantor which is also either an Issuer or an owner of any Investment Property consents to the grant by each other Grantor of the security interest hereunder in favor of the Administrative Agent and to the transfer of any Investment Property to the Administrative Agent or its nominee upon the occurrence or during the continuation of an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner, member or shareholder of the Issuer of the related Investment Property.

(i) Without the prior written consent of the Administrative Agent, such Grantor shall not vote to enable, consent to or take any other action to: (i) amend, terminate or waive any default under or breach of any terms of any governing document in any way that adversely affects the validity, perfection or priority of the Administrative Agent’s security interest hereunder or (ii) cause or, to the fullest extent possible, permit any Issuer of any Pledged Securities that are not securities (for purposes of Article 8 of the UCC) on the date hereof (or, if such Pledged Securities are owned or acquired by such Grantor after the date hereof, then on such date of acquisition) to elect or otherwise take any action that would cause such Pledged Securities to be treated as securities for purposes of Article 8 of the UCC except to the extent such Grantor complies with Section 6.05(a) with respect to such Pledged Securities and ensures the Administrative Agent has a perfected security interest with at least the priority described in Section 5.03(b) in such Pledged Securities substantially concurrently with such election or taking of any such action. With respect to any securities for purposes of Article 8 of the UCC owned by any Grantor which are securities on the date hereof or, if such Pledged Securities are owned or acquired by such Grantor after the date hereof, the Grantor shall ensure the Administrative Agent has a perfected security interest with at least the priority described in Section 5.03(b) in such security on the date hereof or substantially concurrently with the date of acquisition, as the case may be.

(j) Such Grantor shall furnish to the Administrative Agent such stock powers and other equivalent instruments of transfer as may be required by the Administrative Agent to assure the transferability of and the perfection of the security interest in the Pledged Securities as may be reasonably requested by the Administrative Agent.  No Grantor shall permit any Issuer to certificate any Pledged Security unless such Grantor substantially concurrently delivers such Pledged Securities to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other equivalent instrument of transfer acceptable to the Administrative Agent covering such certificate or instrument duly executed in blank by such Grantor.

(k) The Pledged Securities will at all times constitute not less than 100% (or, in the case of Foreign Subsidiary Voting Stock, not less than 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer) of the capital stock or other Equity Interests of the Issuer thereof owned by any Grantor.  Upon the issuance of any new shares (or other interests) of any class of capital stock or other Equity Interests of an Issuer to a Grantor, such Equity Interests shall be pledged to the Administrative Agent pursuant to the terms hereof and the Grantor shall substantially concurrently with such issuance, deliver any such Equity Interests that are required to be pledged hereunder in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other equivalent instrument of transfer acceptable to the Administrative Agent covering such certificate or instrument duly executed in blank by such Grantor.

Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts

.  Such Grantor will not (a) amend, modify, terminate or waive any provision of any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the collective value of the Collateral as a whole, or (b) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible with a value in excess of $2,000,000 in the aggregate (other than any right of termination); provided, that, a Grantor may make such adjustments, settlements or compromises and release wholly or partly any account debtor or obligor thereof and allow any credit or discounts thereon so long as (i) no Event of Default has occurred and is continuing, (ii) such action is taken in the ordinary course of business and consistent with past practices, and (iii) such action is, in such Grantor’s good-faith business judgment, commercially reasonable.

Instruments and Tangible Chattel Paper

.  If amounts payable in excess of an aggregate amount of $2,000,000 under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, such Instrument or Tangible Chattel Paper shall be delivered to the Administrative Agent within ten (10) Business Days, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

Commercial Tort Claims

.  If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $2,000,000, such Grantor shall within 20 days of obtaining such interest sign and deliver documentation acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

ARTICLE VII Remedial Provisions
Pledged Securities

.

(a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 7.01(b), each Grantor shall be permitted to receive

(i) all cash dividends paid in respect of the Pledged Securities and (ii) all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting, corporate and other organizational rights with respect to the Investment Property; provided,  however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent’s judgment, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in accordance with Section 10.02 of the Credit Agreement, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting and corporate or other organizational rights pertaining to such Investment Property at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder (and each Issuer party hereto hereby agrees) to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, at any time that an Event of Default exists, comply with any instruction received by it from the Administrative Agent in writing to pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

(d) After the occurrence and during the continuation of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

Collections on Accounts, Etc.

 The Administrative Agent hereby authorizes each Grantor to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles subject to the

Administrative Agent’s direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  Upon the written request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Administrative Agent for the ratable benefit of the Guaranteed Creditors and that payments in respect thereof shall be made directly to the Administrative Agent.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

Proceeds

.  If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by each Grantor, and any other cash or non-cash Proceeds received by each Grantor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within five Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative Agent for the ratable benefit of the Guaranteed Creditors only, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Administrative Agent for the ratable benefit of the Guaranteed Creditors, segregated from other funds of any such Grantor.  Any such Proceeds so deposited shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.  All Proceeds (including Proceeds constituting collections of Accounts, Chattel Paper, Instruments) while held by the Administrative Agent (or by any Grantor in trust for the Administrative Agent for the ratable benefit of the Guaranteed Creditors) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided.  At such intervals as may be agreed upon by each Grantor and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Secured Obligations in accordance with Section 10.02(c) of the Credit Agreement.  Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

Uniform Commercial Code and Other Remedies

.

(e) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Guaranteed Creditors, may exercise in its discretion, in addition to all other rights, remedies, powers and privileges granted to them in this Agreement or any other Secured Agreement, all rights, remedies, powers and privileges of a secured party under the UCC (whether the UCC is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or any other applicable law or otherwise available at law or equity.  Without limiting the generality of the foregoing, if an Event of Default has occurred and is continuing, the Administrative Agent (or its agent), without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any other Guaranteed Creditor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent or any other Guaranteed Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  If an Event of Default shall occur and be continuing, each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall be absolutely free from any claim of right by Grantor, including any equity or right of redemption, stay or appraisal which Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted.  Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 7.04, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Guaranteed Creditors hereunder, including reasonable out-of-pocket attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in accordance with Section 10.02(c) of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9.615 of the UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Guaranteed Creditor arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(f) In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Secured Obligations.  The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Private Sales of Pledged Securities

.

(g) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act of 1933 (as amended, the “Securities Act”) and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.  Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 7.05 valid and binding and in compliance with any and all other applicable Governmental Requirements.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 7.05 will cause irreparable injury to the Administrative Agent and the other Guaranteed Creditors, that the

Administrative Agent and the other Guaranteed Creditors have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.05 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

Waiver; Deficiency

.  To the extent permitted by applicable law, each Grantor waives and agrees not to assert any rights or privileges which it may acquire under the UCC or any other applicable law.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Guaranteed Creditor to collect such deficiency.

Non-Judicial Enforcement

.  The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

ARTICLE VIII The Administrative Agent
Administrative Agent’s Appointment as Attorney-in-Fact, Etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) unless being disputed under Section 8.04(a) of the Credit Agreement, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the other Guaranteed Creditors’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) execute, in connection with any sale provided for in Section 7.04 or Section 7.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper or Payment Intangible or with respect to any other

Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument or  General Intangible or with respect to any other Collateral whenever payable; (C) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (D) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (E) receive, change the address for delivery, and open and dispose of mail addressed to any Grantor, and to execute, assign and indorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of any Grantor; (F) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (G) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (H) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (I) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Guaranteed Creditors’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 8.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not, and will not permit any of its officers or agents to, exercise any rights under the power of attorney provided for in this Section 8.01(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 8.01, together with interest thereon at the rate applicable to ABR Loans, or during the continuance of an Event of Default, the Post-Default Rate from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable jointly and severally by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue and in compliance hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Duty of Administrative Agent

.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral.  Neither the Administrative Agent, any other Guaranteed Creditor nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the other Guaranteed Creditors hereunder are solely to protect the Administrative Agent’s and the other Guaranteed Creditors’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Guaranteed Creditor to exercise any such powers.  The Administrative Agent and the other Guaranteed Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith, in each case, as determined by a final and non-appealable judgment in a court of competent jurisdiction.  To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Secured Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters.  Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any other Guaranteed Creditor to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any other Guaranteed Creditor now has or may hereafter have against each Grantor, any Grantor or other Person.

Filing of Financing Statements

.  Pursuant to the UCC and any other applicable law, each Grantor authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement.  Additionally, each Grantor authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect.  In no event shall the above authorizations be deemed to be obligations.

Authority of Administrative Agent

.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Guaranteed Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Creditors with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE IX Subordination of Indebtedness
Subordination of All Grantor Claims

.  As used herein, the term “Grantor Claims” shall mean all debts and obligations of any Grantor to any other Grantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. After the occurrence and during the continuation of an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Grantor Claims.

Claims in Bankruptcy

.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving any Grantor, the Administrative Agent on behalf of the Guaranteed Creditors shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Grantor Claims.  Each Grantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Guaranteed Creditors for application against the Secured Obligations as provided under Section 10.02 of the Credit Agreement.  Should any Agent or Guaranteed Creditor receive, for application upon the Secured Obligations, any such dividend or payment which is otherwise payable to any Grantor, and which, as between such Grantor, shall constitute a credit upon the Grantor Claims, then upon Payment in Full, the intended recipient shall become subrogated to the rights of the Administrative Agent and the other Guaranteed Creditors to the extent that such payments to the Administrative Agent and the other Guaranteed Creditors on the Grantor Claims have contributed toward the liquidation of the Secured Obligations, and such subrogation shall be with respect to that proportion of the Secured Obligations which would have been unpaid if the Administrative Agent and the other Guaranteed Creditors had not received dividends or payments upon the Grantor Claims.

Payments Held in Trust

.  In the event that notwithstanding Section 9.01 and Section 9.02, any Grantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the other Guaranteed Creditors an amount equal to the amount of all funds, payments, claims or distributions so received segregated from the other funds of such Grantor and (b) that it shall upon receipt, pay them promptly to the Administrative Agent in the exact form agreed (duly endorsed by such Grantor to the Administrative Agent, if required), for the benefit of the Guaranteed Creditors; and each Grantor covenants promptly to pay the same to the Administrative Agent.

Liens Subordinate

.  Each Grantor agrees that, until Payment in Full, any Liens securing payment of the Grantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Secured Obligations, regardless of whether such encumbrances in favor of such Grantor, the Administrative Agent or any other Guaranteed Creditor presently exist or are hereafter created or attach.  Prior to Payment in Full, without the prior written consent of the Administrative Agent, no Grantor shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Grantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.

Notation of Records

.  Upon the request of the Administrative Agent, all promissory notes and all accounts receivable ledgers or other evidence of the Grantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

ARTICLE X Miscellaneous
Waiver

.  No failure on the part of the Administrative Agent or any other Guaranteed Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.  The exercise by the Administrative Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, any rights of set-off.

Notices

.  All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

Payment of Expenses, Indemnities, Etc.

(a) Each Grantor, jointly and severally, agrees to pay or promptly reimburse the Administrative Agent and each other Guaranteed Creditor for all reasonable out-of-pocket advances, charges, costs and expenses (including, without limitation, all reasonable out-of-pocket costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral and all reasonable out-of-pocket attorneys’ fees, legal expenses and court costs incurred by any Guaranteed Creditor in connection with the exercise of its respective rights and remedies hereunder, including, without limitation, any reasonable out-of-pocket advances, charges, costs and expenses that may be incurred in any effort to enforce any of the provisions of this Agreement or any obligation of any Grantor in respect of the Collateral or in connection with (i) the preservation of the Lien of, or the rights of the Administrative Agent or any other Guaranteed Creditor under this Agreement, (ii) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses incurred in any bankruptcy, reorganization, workout or other similar proceeding, or (iii) collecting against such Grantor under the guarantee contained in Article II or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party.

(b) The parties hereto agree that the Indemnitees shall be entitled to indemnification as provided in Section 12.03 of the Credit Agreement.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Instruments.  All amounts for which any Grantor is liable pursuant to this Section 10.03 shall be due and payable by such Grantor to the Guaranteed Creditors not later than 10 days after written demand therefor.

Amendments in Writing

.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.02 of the Credit Agreement.

Successors and Assigns

.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the other Guaranteed Creditors and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

Invalidity

.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Counterparts

(d) .  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Survival

.  The obligations of the parties under Section 10.03 shall survive notwithstanding Payment in Full.  To the extent that any payments on the Secured Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the other Guaranteed Creditors’ Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument shall continue in full force and effect.  In such event, each Security Instrument shall be automatically reinstated and each Grantor shall take such action as may be reasonably requested by the Administrative Agent and the other Guaranteed Creditors to effect such reinstatement.

Headings

.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

No Oral Agreements

.  The Loan Documents (other than the Letters of Credit) embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control.

Governing Law; Submission to Jurisdiction

.

(e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f) SECTIONS 12.09(B)-(D) OF THE CREDIT AGREEMENT (JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL) ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

Acknowledgments

.  Each Grantor hereby acknowledges that:

(g) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(h) neither the Administrative Agent nor any other Guaranteed Creditor has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the other Guaranteed Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(i) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guaranteed Creditors or among the Grantors and the Lenders.

(j) each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Instruments and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Instruments; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability.  EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

(k) Each Grantor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against the Borrower, any other Grantor, the Guaranteed Creditors or any other Person or against any collateral.  If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

Additional Grantors

.  Each Person that is required to become a party to this Agreement pursuant to Section 8.14 of the Credit Agreement and is not a signatory hereto shall become a Grantor and Guarantor for all purposes of this Agreement upon execution and delivery by such Person of an Assumption Agreement in the form of Annex I hereto.

Set-Off

.  In addition to any rights and remedies of the Lenders and Issuing Bank provided by law, each Lender and Issuing Bank shall have the right, without notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Secured Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Secured Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or Issuing Bank, any Affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor.  Each Lender and Issuing Bank agrees promptly to notify the relevant Grantor and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application; provided further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

Releases

.

(l) Release Upon Payment in Full.  If Payment in Full has occurred, the Liens and security interests of the Administrative Agent in the Collateral granted hereby shall be automatically released and the Administrative Agent, at the written request and expense of the Borrower, will promptly deliver any documents necessary, or reasonably requested by a Grantor, to evidence the release, reassignment and transfer of the Collateral to the Grantors.

(m) Further Assurances.  If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release (or such other time period as the Administrative Agent may agree), a written request for release identifying the relevant Collateral, together with a certification by the Borrower stating (i) that such transaction is in compliance with this Agreement and the other Loan Documents, (ii) the Borrower has complied with its obligations under Section 8.01(j) of the Credit Agreement, if applicable and (iii) no Collateral other than the Collateral required to be released is being released.  At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock or other Equity Interests of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release (or such other time period as the Administrative Agent may agree), a written request for release identifying the relevant Grantor, together with a certification by the Borrower stating (x) that such transaction is in compliance with the Credit Agreement and the other Loan Documents and the Borrower has complied with its obligations under Section 8.01(j) of the Credit Agreement, if applicable, (y) such Equity Interests are no longer required to be Collateral and (z) no Collateral other than the Collateral required to be released is being released.

Acceptance

.  Each Grantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the other Guaranteed Creditors being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.

Section 10.02 Amendment and Restatement.  On the date hereof, the Existing Guarantee and Collateral Agreement shall be amended and restated and superseded in their entirety by this Agreement.  Each Grantor acknowledges and agrees that (a) the Liens described in the Existing Guarantee and Collateral Agreement are carried forward and shall continue in full force and effect to secure the Secured Obligations and (b) none of the Liens, properties, rights and interests existing and to exist under the

Existing Guarantee and Collateral Agreement are released or impaired and shall be in addition to and cumulative of the liens, assignments and security interests of this Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

BORROWER:EV PROPERTIES, L.P.

By:EV PROPERTIES GP, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

GRANTORS:EV PROPERTIES GP, LLC

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

Enervest Production

Partners, Ltd.

By:EVPP GP, LLC,

its general partner

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

EVPP GP, LLC

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

Signature Page

Guarantee and Collateral Agreement

EV ENERGY PARTNERS, L.P.

By:EV ENERGY GP, L.P.,

its general partner

By:EV Management, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

cgas properties, l.p.

By:EVCG GP, LLC,

its general partner

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

EVCG GP, LLC

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

Enervest Monroe Marketing, Ltd.

By:EVPP GP, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

Signature Page

Guarantee and Collateral Agreement

ENERVEST MONROE GATHERING, LTD.

By:EVPP GP, LLC, its general partner

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

ENERVEST MESA, LLC

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

BLAKE & BELDEN, LLC

By: /s/ NICHOLAS BOBROWSKI

     Nicholas Bobrowski

     Vice President and Chief Financial

Officer

Signature Page

Guarantee and Collateral Agreement

Acknowledged and Agreed to as

of the date hereof by:

ADMINISTRATIVE AGENT:JPMORGAN CHASE BANK, N.A.

By: /s/ ROBERT MENDOZA__________
Name: Robert Mendoza
Title: Authorized Officer

Signature Page

Guarantee and Collateral Agreement

Schedule 1

NOTICE ADDRESSES OF GRANTORS

EV Properties, L.P.

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

EV Properties GP, LLC

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

EV Energy Partners, L.P.

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

EnerVest Production Partners, Ltd.

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

CGAS Properties, L.P.

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

EVPP GP, LLC

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

EVCG GP, LLC

1001 Fannin Street, Suite 800

Houston, Texas  77002

Attention:  Michael E. Mercer

EnerVest Monroe Marketing, Ltd.

1001 Fannin St., Suite 800

Houston, Texas  70002

Attention:  Michael E. Mercer

EnerVest Monroe Gathering, Ltd.

1001 Fannin St., Suite 800

Houston, Texas  70002

Attention:  Michael E. Mercer

Schedule 1 - 1

EnerVest Mesa, LLC

1001 Fannin St., Suite 800

Houston, Texas  70002

Attention:  Michael E. Mercer

Blake & Belden, LLC

1001 Fannin St., Suite 800

Houston, Texas  70002

Attention:  Michael E. Mercer

Schedule 1 - 2

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Securities:

Owner	Issuer	Percentage Owned	Percentage Pledged	Class of Stock or other Equity Interest	No. of Shares	Certificate No.
EV Energy Partners, L.P.	EV Properties GP, LLC	100%	100%	Membership Interests	N/A	N/A
	EV Properties, L.P.	99.99%	99.99%	Limited Partnership Interests (LP Interests)	N/A	N/A
EV Properties GP, LLC	EV Properties, L.P.	0.01%	0.01%	Limited Partnership Interests (GP Interest)	N/A	N/A
EV Properties, L.P.	EVPP GP, LLC	100%	100%	Membership Interests	N/A	N/A
	EVCG GP, LLC	100%	100%	Membership Interests	N/A	N/A
	EnerVest Production Partners, Ltd.	99.99%	99.99%	Limited Partnership Interests (LP Interests)	N/A	N/A
	CGAS Properties, L.P.	99.99%	99.99%	Limited Partnership Interests (LP Interests)	N/A	N/A
	EnerVest Mesa, LLC	100%	100%	Membership Interests	N/A	N/A
	Blake & Belden, LLC	100%	100%	Membership Interests	N/A	N/A
EVPP GP, LLC	EnerVest Production Partners, Ltd.	0.01%	0.01%	Limited Partnership Interests (GP Interest)	N/A	N/A

Schedule 2 - 2

	EnerVest Monroe Marketing, Ltd.	1.00%	1.00%	Limited Partnership Interests (GP Interest)	N/A	N/A
	EnerVest Monroe Gathering, Ltd.	1.00%	1.00%	Limited Partnership Interests (LP Interests)	N/A	N/A
EVCG GP, LLC	CGAS Properties, L.P.	0.01%	0.01%	Limited Partnership Interests (GP Interest)	N/A	N/A
EnerVest Production Partners, Ltd.	EnerVest Monroe Marketing, Ltd.	99.00%	99.00%	Limited Partnership Interests (GP Interest)	N/A	N/A
	EnerVest Monroe Gathering, Ltd.	99.00%	99.00%	Limited Partnership Interests (LP Interests)	N/A	N/A

Schedule 2 - 2

Schedule 3

FILINGS AND OTHER ACTIONS REQUIRED
TO PERFECT SECURITY INTERESTS

1.	Filing of UCC-1 Financing Statements in the Office of the Secretary of State of the State of Delaware.
2.	Filing of UCC-1 Financing Statements in the Office of the Secretary of State of the State of Texas.
3.	Receipt by the Administrative Agent of all Pledged Securities consisting of certificated securities, if any, in each case properly endorsed for the transfer or in blank.

Schedule 3 - 1

Schedule 4

CORRECT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBER AND CHIEF EXECUTIVE OFFICE

Legal name of the Guarantor:  EV Properties, L.P.

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Executive Officer

All names and trade names that the Borrower has used in the last five years: No Different Names

Jurisdictions of organization over the last five years:  Delaware

Current jurisdiction of organization:  Delaware

Organizational number:  4135542

Taxpayer identification number:  20-4745543

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EV Properties GP, LLC

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Executive Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Delaware

Current jurisdiction of organization:  Delaware

Organizational number:  4135544

Taxpayer identification number:  20-4743943

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EV Energy Partners, L.P.

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Executive Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Delaware

Current jurisdiction of organization:  Delaware

Organizational number:  4134906

Taxpayer identification number:  20-4745690

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EnerVest Production Partners, Ltd.

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Executive Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Texas

Current jurisdiction of organization:  Texas

Organizational number:  12922610

Taxpayer identification number:  76-0628619

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  CGAS Properties, L.P.

Schedule 4 - 1

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Executive Officer

All names and trade names that the Obligor has used in the last five years:  EV Clinton Properties, L.P.

Jurisdictions of organization over the last five years:  Delaware

Current jurisdiction of organization:  Delaware

Organizational number:  4177898

Taxpayer identification number:  14-1977277

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EVPP GP, LLC

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Financial Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Delaware

Current jurisdiction of organization:  Delaware

Organizational number:  4140163

Taxpayer identification number:  20-4748340

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EVCG GP, LLC

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Financial Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Delaware

Current jurisdiction of organization:  Delaware

Organizational number:  4178864

Taxpayer identification number:  14-1977274

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EnerVest Monroe Marketing, Ltd.

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Financial Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Texas

Current jurisdiction of organization:  Texas

Organizational number:  15196410

Taxpayer identification number:  55-0817606

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EnerVest Monroe Gathering, Ltd.

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Financial Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Texas

Current jurisdiction of organization:  Texas

Organizational number:  15196310

Taxpayer identification number:  55-0817608

Schedule 4 - 2

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  Belden & Blake, LLC

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Financial Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Ohio

Current jurisdiction of organization:  Ohio

Organizational number:  798027

Taxpayer identification number:  34-1686642

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Legal name of the Guarantor:  EnerVest Mesa, LLC

Address:  1001 Fannin Street, Suite 800, Houston, Texas 77002, Attention:  Michael E. Mercer, Chief Financial Officer

All names and trade names that the Obligor has used in the last five years:  No Different Names

Jurisdictions of organization over the last five years:  Texas

Current jurisdiction of organization:  Texas

Organizational number:  0800188161

Taxpayer identification number:  32-0071725

Location of chief executive office or sole place of business over the last five years: 1001 Fannin Street, Suite 800, Houston, Texas 77002

Schedule 4 - 3

Schedule 5

PRIOR NAMES, PRIOR CHIEF EXECUTIVE OFFICE, LOCATION OF RECORDS REGARDING CERTAIN COLLATERAL

EV Midstream, LLC (entity was merged into EV Properties, LP)

EV Midstream, L.P. (entity was merged into EV Properties, LP)

Location of records regarding certain Collateral:

1001 Fannin Street, Suite 800, Houston, Texas 77002

Schedule 5 - 1

Annex I

Assumption Agreement

ASSUMPTION AGREEMENT, dated as of ________________, 201__, made by ______________________________, a ______________ (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below.  Each capitalized term not defined herein shall have the meaning assigned to it in the Guarantee and Collateral Agreement referenced below.

W I T N E S S E T H:

WHEREAS, EV Properties, L.P., a Delaware limited partnership (the “Borrower”), the Lenders, the Administrative Agent and the other parties thereto, have entered into a Second Amended and Restated Credit Agreement, dated as of April 26, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and certain of its Subsidiaries have entered into the Third Amended and Restated Guarantee and Collateral Agreement, dated as of October 23, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Guaranteed Creditors;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10.13 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor and a Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and a Guarantor and, without limiting the generality of the foregoing, hereby expressly (a) assumes all obligations and liabilities of a Grantor and a Guarantor thereunder; (b) guarantees the Primary Obligations pursuant to Article II of the Guarantee and Collateral Agreement; and (c) grants to the Administrative Agent, for the ratable benefit of the Guaranteed Creditors, a security interest in such Additional Grantor’s right, title and interest in and to the Collateral, wherever located and whether now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest, as security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 5 to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Guarantee and Collateral Agreement, as they relate to the Additional Grantor and its Collateral, are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), provided that each reference in each such representation and warranty to the Borrower’s or another Grantor’s knowledge shall, for the purposes hereof, be deemed to be a reference to such Additional Grantor’s knowledge.

Annex I - 1

2.Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:________________________

Name:________________________

Title:________________________

Annex I - 2

Schedule 1 - Notice Addresses of Additional Grantors

[To be Completed by Additional Grantor]

Annex I-A - 1

Schedule 2 - Description of Investment Property

Owner	Issuer	Type of Equity Interest	% of Ownership Interest	Certificated/Certificate Number or Uncertificated

Financial Assets:

Pledged Securities:

Pledged Notes:

Annex I-A - 2

Schedule 3 - Filings and Other Actions Required to Perfect Security Interests

Uniform Commercial Code Filings

Filing of UCC-1 Financing Statements for the Additional Grantor with respect to the Collateral with the Secretary of State of the State of [______].

Delivery to Administrative Agent of Certificated Pledged Securities

Owner	Issuer	Type of Equity Interest	% of Ownership Interest	Certificated/Certificate Number or Uncertificated

Execution and Delivery of Control Agreements

Annex I-A - 3

Schedule 4 - Legal Name, Location of Jurisdiction of Organization, Organizational Identification Number and Chief Executive Office

[To be Completed by Additional Grantor]

Annex I-A - 4

Schedule 5 - Prior Names, Prior Chief Executive Office, Location of Records Regarding Certain Collateral

[To be Completed by Additional Grantor]

Annex I-A - 5

Annex II

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Third Amended and Restated Guarantee and Collateral Agreement dated as of October 23, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”; each capitalized term not defined herein shall have the meaning assigned to it in the Agreement), made by the Grantors party thereto for the benefit of JPMORGAN CHASE BANK, N.A., as Administrative Agent.  The undersigned agrees for the benefit of the Administrative Agent and the other Guaranteed Creditors as follows:

1.The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer of Pledged Securities.

2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described is Section 6.05(a) of the Agreement.

2.The terms of Sections 7.01(c) and 7.05 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 7.01(c) or 7.05 of the Agreement.

[NAME OF ISSUER]

By:______________________________

Name:______________________________

Title:______________________________

Address for Notices:

________________________

________________________

________________________

Fax:_____________________

Annex II - 1